Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 28, 2012
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 10.

Christopher Lee (co-manager) has managed the fund since February 2009.

Shilpa Mehra (co-manager) has managed the fund since April 2012.

The following information replaces the biographical information found in the "Fund Management" section on page 27.

Christopher Lee is co-manager of Consumer Finance Portfolio, which he has managed since February 2009. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

Shilpa Mehra is co-manager of Consumer Finance Portfolio, which she has managed since April 2012. Prior to joining Fidelity Investments in 2009 as a research analyst, Ms. Mehra interned at Gabelli Asset Management after receiving her MBA at Columbia University.

SELFIN-12-03 May 10, 2012
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